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                                                                  EXHIBIT 10.26

                                                                 EXECUTION COPY

                                FOURTH AMENDMENT

     This FOURTH AMENDMENT (this "AMENDMENT"), dated as of March 15, 2002, is entered into by and among Huntsman International LLC (f/k/a Huntsman ICI Chemicals LLC), a Delaware limited liability company (the "BORROWER"), Huntsman International Holdings LLC (f/k/a Huntsman ICI Holdings LLC), a Delaware limited liability company ("HOLDINGS"), the undersigned financial institutions, including Bankers Trust Company, in their capacities as lenders hereunder (collectively, the "LENDERS," and each individually, a "LENDER"), Bankers Trust Company, as Lead Arranger, Administrative Agent ("ADMINISTRATIVE AGENT") for the Lenders and Sole Book Manager, Goldman Sachs Credit Partners L.P., as Syndication Agent and Co-Arranger and The Chase Manhattan Bank and UBS Warburg LLC (as successor to Warburg Dillon Read), as Co-Arrangers and as Co-Documentation Agents (collectively, the "AGENTS" and each individually, an "AGENT"). Terms used herein and not otherwise defined herein shall have the same meanings as specified in the Credit Agreement (as defined below).

                                    RECITALS:

     A. The Borrower, Holdings, the Lenders, the Agents and the Administrative Agent have heretofore entered into that certain Credit Agreement dated as of June 30, 1999, as amended by that certain First Amendment dated as of December 21, 2000, that certain Second Amendment dated as of March 5, 2001 and that certain Third Amendment dated as of November 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

     B. The Borrower and Holdings wish, and the Lenders signatory hereto and the Agents and Administrative Agent are willing, to amend the Credit Agreement subject to the terms and conditions of this Agreement.

     C. This Agreement constitutes a Loan Document and these Recitals shall be construed as part of this Agreement.

     NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. AMENDMENT OF CREDIT AGREEMENT.

     The Credit Agreement is hereby amended as of the Fourth Amendment Effective Date as follows:

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     (a)  SECTION 1.1 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE
FOLLOWING DEFINITIONS IN THEIR PROPER ALPHABETICAL ORDER:

     "ARGENTINIAN NON-CASH CHARGES" means for any period of four consecutive fiscal quarters that includes the first or second quarter of Fiscal Year 2002, any one-time actual non-cash write down charges incurred in the first or second quarter of Fiscal Year 2002 in connection with the Borrower's polyurethane assets in Argentina in an amount not to exceed $7 million for such first and second quarter of Fiscal Year 2002.

     "FOURTH AMENDMENT" means that certain Fourth Amendment to this Agreement dated as of March 15, 2002.

     "FOURTH AMENDMENT EFFECTIVE DATE" has the meaning set forth in SECTION 3 of the Fourth Amendment.

     "MINIMUM SENIOR NOTES PROCEEDS DATE" means the date on which the Borrower has received gross proceeds of at least $175 million from the issuance of Senior Notes the Net Offering Proceeds of which are applied in accordance with SECTIONS 4.4(m) AND 4.5(e).

     "SENIOR NOTES" means those senior unsecured notes of Borrower due no earlier than January 1, 2009 issued pursuant to the Senior Note Documents.

     "SENIOR NOTE DOCUMENTS" means any indenture or other agreement to be entered into by Borrower, pursuant to which Borrower will incur unsecured Indebtedness permitted by SECTION 8.2(v).

     (b) EFFECTIVE AS OF THE FOURTH AMENDMENT EFFECTIVE DATE THROUGH THE MINIMUM SENIOR NOTE PROCEEDS DATE, THE DEFINITION OF "APPLICABLE BASE RATE MARGIN" IN SECTION 1.1. OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING NEW PROVISO THERETO IMMEDIATELY AT THE END THEREOF:

          ";PROVIDED, HOWEVER, during the period from the Fourth Amendment Effective Date through and including the Minimum Senior Note Proceeds Date, .25% shall be added to each percentage contained in the above table."

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     (c)  EFFECTIVE AS OF THE MINIMUM SENIOR NOTE PROCEEDS DATE, THE DEFINITION
OF "APPLICABLE BASE RATE MARGIN" IN SECTION 1.1. OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING IN ITS ENTIRETY THE LAST ROW OF THE TABLE WHICH APPEARS IN SUCH DEFINITION AND REPLACING IT WITH THE FOLLOWING TWO NEW ROWS AND BY DELETING IN ITS ENTIRETY THE SENTENCE APPEARING AFTER SUCH TABLE AND BY REPLACING IT WITH THE FOLLOWING NEW SENTENCE:

                                            APPLICABLE BASE
                                             RATE MARGIN
                                             FOR DOMESTIC
                                            REVOLVING LOANS,
                                             MULTICURRENCY        APPLICABLE        APPLICABLE
                                            REVOLVING LOANS       BASE RATE         BASE RATE
             MOST RECENT                      AND TERM A          MARGIN FOR        MARGIN FOR
           LEVERAGE RATIO                    DOLLAR LOANS        TERM B LOANS     TERM C LOANS
--------------------------------------      ----------------     ------------     -------------
Equal to or greater than 5.50 to 1 but            2.00%              2.50%            2.75%
       less than 6.50 to 1

Equal to or greater than 6.50 to 1                2.00%              2.75%            3.00%

     For purposes of computing the Applicable Base Rate Margin for the period beginning on the Minimum Senior Notes Proceeds Date until delivery of the financial statements for the fiscal quarter ended March 31, 2002, the Most Recent Leverage Ratio shall be deemed to be the highest level on the above table."

     (d) EFFECTIVE AS OF THE FOURTH AMENDMENT EFFECTIVE DATE THROUGH THE MINIMUM SENIOR NOTE PROCEEDS DATE, THE DEFINITION OF "APPLICABLE EUROCURRENCY MARGIN" IN SECTION 1.1. OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING NEW PROVISO THERETO IMMEDIATELY AT THE END THEREOF:

          ";PROVIDED, HOWEVER, during the period from the Fourth Amendment Effective Date through and including the Minimum Senior Note Proceeds Date, .25% shall be added to each percentage contained in the above listed table."

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     (e)  EFFECTIVE AS OF THE MINIMUM SENIOR NOTE PROCEEDS DATE, THE DEFINITION
OF "APPLICABLE EUROCURRENCY MARGIN" IN SECTION 1.1. OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING IN ITS ENTIRETY THE LAST ROW OF THE TABLE WHICH APPEARS IN SUCH DEFINITION AND REPLACING IT WITH THE FOLLOWING TWO NEW ROWS AND BY DELETING IN ITS ENTIRETY THE SENTENCE APPEARING AFTER SUCH TABLE AND BY REPLACING IT WITH THE FOLLOWING NEW SENTENCE:

                                             APPLICABLE
                                            EUROCURRENCY
                                                MARGIN             APPLICABLE
                                             FOR DOMESTIC         EUROCURRENCY
                                            REVOLVING LOANS,          MARGIN
                                             MULTICURRENCY         FOR TERM A
                                            REVOLVING LOANS      EURO LOANS AND       APPLICABLE        APPLICABLE
                                              (IN DOLLARS)          NON-DOLLAR       EUROCURRENCY      EUROCURRENCY
          MOST RECENT                         AND TERM A          MULTICURRENCY       MARGIN FOR        MARGIN FOR
         LEVERAGE RATIO                      DOLLAR LOANS        REVOLVING LOANS     TERM B LOANS      TERM C LOANS
--------------------------------------      ----------------     ---------------     -------------     -------------
Equal to or greater than 5.50                   3.25%                3.25%              3.75%              4.00%
  to 1 but less than 6.50 to 1

Equal to or greater than 6.50 to 1              3.25%                3.25%              4.00%              4.25%

     For purposes of computing the Applicable Eurocurrency Margin for the period beginning on the Minimum Senior Notes Proceeds Date until delivery of the financial statements for the fiscal quarter ended March 31, 2002, the Most Recent Leverage Ratio shall be deemed to be the highest level on the above table."

     (f) THE DEFINITION OF "ASSET DISPOSITION" IN SECTION 1.1. OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE LANGUAGE "OR SECTION 8.3(k)" IMMEDIATELY FOLLOWING THE PARENTHETICAL WHICH APPEARS IN THE PROVISO THEREIN.

     (g) THE DEFINITION OF "CONSOLIDATED EBITDA" IN SECTION 1.1 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING THE "AND" IMMEDIATELY PRECEDING THE "(IV)" IN SUCH DEFINITION, BY REPLACING THE SAME WITH A "," AND BY ADDING THE FOLLOWING NEW LANGUAGE IMMEDIATELY AT THE END OF SUCH DEFINITION:

          "and (v) Argentinian Non-Cash Charges."

     (h)  A NEW SECTION 4.4(m) SHALL BE ADDED TO THE CREDIT AGREEMENT TO READ AS
FOLLOWS:

          "(m) MANDATORY PREPAYMENT UPON ISSUANCE OF SENIOR NOTES. On the Business Day of receipt of the Net Offering Proceeds of any Senior Notes permitted by SECTION 8.2(v) hereof, the Borrower shall make a mandatory prepayment equal to 100% of such Net Offering Proceeds, such amount to be applied (i) with respect to the first $300 million of any

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such Net Offering Proceeds received within forty-five (45) Business Days of the
Fourth Amendment Effective Date, in the manner set forth in SECTION 4.5(e)(i); and (ii) with respect to any amounts of such Net Offering Proceeds in excess of $300 million or with respect to any such Net Offering Proceeds received after the date which is forty-five (45) Business Days following the Fourth Amendment Effective Date, in the manner set forth in SECTION 4.5(e)(ii) (subject in each case to modification of such application as set forth in SECTION 4.5(c)). For purposes of this SECTION 4.4(m), any offering of Senior Notes subsequent to an initial offering shall be treated on a cumulative basis with incremental amounts applied in the manner set forth above."

     (i) SECTION 4.5(c) OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING NEW LANGUAGE THERETO IMMEDIATELY FOLLOWING THE LANGUAGE "SECTION 4.3, 4.4(e),(f),(g),(h),(i),(j),(k) AND (l)":

          "and SECTION 4.4(m)"

     (j) SECTION 4.5(c) OF THE CREDIT AGREEMENT IS HEREBY FURTHER AMENDED BY DELETING THE LAST SENTENCE THEREOF AND BY ADDING THE FOLLOWING NEW LAST SENTENCE
THERETO:

          "In the event of any Waivable Prepayment arising from (A) a prepayment required under SECTIONS 4.3, 4.4(e), (f), (g), (h), (i), (j), (k) AND (l), the Administrative Agent shall apply one hundred percent (100%) of the amount so waived, if any, by such Term B Lender or Term C Lender to the Term A Loans in accordance with the penultimate sentence of SECTION 4.3(a) or in accordance with this SECTION 4.5, as the case may be and (B) a prepayment required under SECTION 4.4(m), the Administrative Agent shall apply one hundred percent (100%) of the amount so waived, if any, by such Term B Lender or Term C Lender to the Term A Loans in the same manner as required by SECTION 4.5(e)(i)(A)."

     (k)  A NEW SECTION 4.5(e) SHALL BE ADDED TO THE CREDIT AGREEMENT TO READ AS
FOLLOWS:

          "(e) SENIOR NOTES PREPAYMENTS. (i) Any prepayment of principal required to be made by the Borrower pursuant to SECTION 4.4(m)(i) shall be applied (A) 60% to the Term A Loans with such amount applied first, on a pro rata basis, to the amount of the Scheduled Term A Dollar Repayments and the Dollar Equivalent of the Scheduled Term A Euro Repayments due in calendar years 2002 and 2003 in direct order of maturity, and thereafter, shall be applied to reduce the Dollar Equivalent of the then remaining Scheduled Term A Dollar Repayments and Scheduled Term A Euro Repayments on a pro rata basis (based upon the then remaining principal amount of such Scheduled Term A Dollar Repayments and Scheduled Term A Euro Repayments, respectively); (B) 10% to the Term B Loans with such amount applied, subject to a waiver of prepayments pursuant to SECTION 4.5(c), first to the Scheduled Term B Repayments due in calendar years 2002 and 2003 in direct order of maturity, and thereafter, any remaining amounts under this CLAUSE (B) shall be applied pro rata to the remaining Scheduled Term B Repayments; (C) 10% to the Term C Loans with such amount applied, subject to a waiver of prepayments pursuant to SECTION 4.5(c), first to the Scheduled Term C Repayments due in calendar years 2002 and 2003 in direct order of maturity, and thereafter, any remaining amounts shall be applied pro rata to the remaining Scheduled Term C Repayments; and (D) 20%

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to reduce pro rata the outstanding balance of the Domestic Revolving Loans and
Multicurrency Revolving Loans (in each case without any permanent reduction in the applicable Commitment). All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall include amounts payable, if any, under SECTION 3.5. All payments received in Dollars which are required to be applied in Euros and/or Sterling shall be converted to Euros or Sterling, as the case may be, at the Spot Rate on the date of such prepayment.

     (ii) Any prepayment of principal required to be made by the Borrower pursuant to SECTION 4.4(m)(ii) shall be applied, subject to a waiver of prepayments pursuant to SECTION 4.5(c), to reduce the Dollar Equivalent of the then remaining Scheduled Repayments, pro rata to such remaining Scheduled Repayments (based upon the then remaining principal amount of each Facility of Term Loans)."

     (l) SECTION 7.8 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE PHRASE "USE COMMERCIALLY REASONABLE EFFORTS TO" TO SUCH SECTION IMMEDIATELY AFTER THE WORD "SHALL" IN THE LAST SENTENCE THEREOF.

     (m) SECTION 8.2(h) OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING NEW PROVISO IMMEDIATELY AT THE END THEREOF:

          "PROVIDED, FURTHER, that notwithstanding anything else in this SECTION 8.2(h) to the contrary, Indebtedness of Tioxide Southern Africa (Propriety) Ltd. may be refinanced in an amount not in excess of the Dollar Equivalent on the Initial Borrowing Date of the amount of the Indebtedness of such Subsidiary set forth on SCHEDULE 8.2(b) provided that such Indebtedness is in no way guaranteed by the Borrower or any Subsidiary of the Borrower."

     (n) SECTION 8.2 OF THE CREDIT AGREEMENT IS HEREBY FURTHER AMENDED BY DELETING THE "AND" AT THE END OF CLAUSE (t) THEREOF, BY DELETING THE "." AT THE END OF CLAUSE (u) THEREOF AND BY REPLACING IT WITH AN "; AND" AND BY ADDING THE FOLLOWING NEW CLAUSE (v) THERETO:

          "(v) Indebtedness of the Borrower in respect of Senior Notes in a principal amount not in excess of $500 million incurred so long as at the time of incurrence thereof (x) no Unmatured Event of Default or Event of Default exists, (y) the Borrower would remain in compliance with SECTION 9.3 and 9.4 after giving pro forma effect to the incurrence of any such Indebtedness and prepayment of Indebtedness hereunder, and (z) the Borrower shall comply with the mandatory prepayment provisions of SECTION 4.4(m); PROVIDED, HOWEVER, such Indebtedness shall be on terms and conditions substantially as set forth on the term sheet attached as EXHIBIT A to the Fourth Amendment with such modifications thereto and other terms and conditions as approved by the Administrative Agent (and at or below a market interest rate for comparable instruments)."

                                       6
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     (o)  SECTION 8.3(k) OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE
FOLLOWING NEW CLAUSE (z) IMMEDIATELY BEFORE THE PHRASE "OR II" IN THE PARENTHETICAL THEREIN:

          "or (z) a Foreign Subsidiary transferring assets which then serve as direct collateral for a Foreign Intercompany Note to another Foreign Subsidiary unless such assets similarly secure a Foreign Intercompany Note of such Foreign Subsidiary receiving such assets"

     (p) SECTION 8.11 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY ADDING THE LANGUAGE "OR THE SENIOR NOTES" TO CLAUSE (i) THEREOF IMMEDIATELY AT THE END OF SUCH CLAUSE AND BY ADDING THE LANGUAGE "OR THE SENIOR NOTE DOCUMENTS" TO CLAUSE
(ii) THEREOF IMMEDIATELY AFTER THE PHRASE "SENIOR SUBORDINATED NOTES DOCUMENT".

     (q) SECTION 9.2 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING THE FIGURE "$965,000,000" AND THE PHRASE "THE INITIAL BORROWING DATE" THEREFROM AND BY REPLACING THE SAME WITH "$1,000,000,000" AND "JANUARY 1, 2002", RESPECTIVELY.

     (r)  SECTION 9.3 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING SUCH
SECTION IN ITS ENTIRETY AND BY REPLACING IT WITH THE FOLLOWING NEW SECTION 9.3:

          "9.3 INTEREST COVERAGE RATIO

     Neither Holdings nor the Borrower will permit the Interest Coverage Ratio calculated for any Test Period ending at the following dates or during the follow periods to be less than the ratio set forth opposite such period:

     PERIOD                                                RATIO
     ------                                                -----
     January 1, 2002 to March 31, 2002                   1.40 to 1.0
     April 1, 2002 to June 30, 2002                      1.40 to 1.0
     July 1, 2002 to September 30, 2002                  1.40 to 1.0
     October 1, 2002 to December 31, 2002                1.50 to 1.0
     January 1, 2003 to March 31, 2003                   1.75 to 1.0
     April 1, 2003 to June 30, 2003                      2.00 to 1.0
     July 1, 2003 to September 30, 2003                  2.15 to 1.0
     October 1, 2003 to December 31, 2003                2.35 to 1.0
     January 1, 2004 and thereafter                      2.75 to 1.0


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          ;PROVIDED, HOWEVER, in the event that the Minimum Senior Notes
Proceeds Date has not occurred by June 30, 2002, the following ratios and periods shall be used in lieu of the above ratios and periods:

     PERIOD                                                RATIO
     ------                                                -----
     January 1, 2002 to March 31, 2002                   1.40 to 1.0
     April 1, 2002 to June 30, 2002                      1.40 to 1.0
     July 1, 2002 to September 30, 2002                  1.95 to 1.0
     October 1, 2002 to December 31, 2002                2.10 to 1.0
     January 1, 2003 to March 31, 2003                   2.50 to 1.0
     April 1, 2003 and thereafter                        2.75 to 1.0

     (s)  SECTION 9.4 OF THE CREDIT AGREEMENT IS HEREBY AMENDED BY DELETING SUCH
SECTION IN ITS ENTIRETY AND BY REPLACING IT WITH THE FOLLOWING NEW SECTION 9.4:

          "9.4 LEVERAGE RATIO.

     The Borrower will not permit for any Test Period ending on a date set forth during any period described below, the Leverage Ratio to exceed the ratio set forth opposite such period:

     PERIOD                                                RATIO
     ------                                                -----
     January 1, 2002 to March 31, 2002                   8.25 to 1.0
     April 1, 2002 to June 30, 2002                      8.50 to 1.0
     July 1, 2002 to September 30, 2002                  8.25 to 1.0
     October 1, 2002 to December 31, 2002                7.00 to 1.0
     January 1, 2003 to March 31, 2003                   6.25 to 1.0
     April 1, 2003 to June 30, 2003                      5.50 to 1.0
     July 1, 2003 to September 30, 2003                  4.75 to 1.0
     October 1, 2003 to December 31, 2003                4.25 to 1.0
     January 1, 2004 and thereafter                      3.75 to 1.0

          ;PROVIDED, HOWEVER, in the event that the Minimum Senior Notes Proceeds Date has not occurred by June 30, 2002, the following ratios and periods shall be used in lieu of the above ratios and periods:

     PERIOD                                                RATIO
     ------                                                -----
     January 1, 2002 to March 31, 2002                   8.25 to 1.0
     April 1, 2002 to June 30, 2002                      8.50 to 1.0
     July 1, 2002 to September 30, 2002                  5.90 to 1.0
     October 1, 2002 to December 31, 2002                5.40 to 1.0
     January 1, 2003 to March 31, 2003                   4.75 to 1.0
     April 1, 2003 to June 30, 2003                      4.00 to 1.0
     July 1, 2003 and thereafter                         3.75 to 1.0

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     SECTION 2. CONSENT AND ACKNOWLEDGMENT. Pursuant to SECTIONS 12.15(a) AND
12.15(b) of the Credit Agreement, the Lenders hereby instruct Administrative Agent and the Collateral Agent to enter into that certain Amendment No. 1 to Collateral Security Agreement, in substantially the form of EXHIBIT B hereto (the "COLLATERAL SECURITY AGREEMENT AMENDMENT") which Collateral Security Agreement Amendment shall amend the Collateral Security Agreement to make changes thereto necessary or desirable to conform the terms of the Collateral Security Agreement to the provisions of revised Article IX of the Uniform Commercial Code.

     SECTION 3. CONDITIONS TO EFFECTIVENESS OF THE AMENDMENT. The provisions of this Amendment shall become effective upon the date of the satisfaction of all of the conditions set forth in this SECTION 3 (the "FOURTH AMENDMENT EFFECTIVE DATE"):

     3.1 PROPER EXECUTION AND DELIVERY OF AMENDMENT. Borrower, Holdings, the Administrative Agent and the Required Lenders shall have duly executed and delivered to Administrative Agent this Amendment.

     3.2 DELIVERY OF CREDIT PARTY DOCUMENTS. On or before the date hereof, Borrower shall deliver or cause to be delivered to Administrative Agent the following with respect to each of Borrower and Holdings, each, unless otherwise noted, dated the Fourth Amendment Effective Date:

          (a) Certified copies of its Certificate of Formation, together with a good standing certificate from the Secretary of State of the jurisdiction of its incorporation and each other state in which it is qualified as a foreign corporation to do business and where failure to be so qualified would have a Material Adverse Effect and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of each of such states, each dated a recent date prior to the Fourth Amendment Effective Date or, in the event that any such document has been previously delivered by the Borrower to the Administrative Agent, a certificate executed by a Responsible Officer of the Borrower indicating that no change has occurred with respect to such document;

          (b) Copies of its operating agreement or limited liability company agreement, certified by its corporate secretary or an assistant secretary or a certificate of the lack of any change thereto since the Initial Borrowing Date or, in the event that any such document has been previously delivered by the Borrower to the Administrative Agent, a certificate executed by a Responsible Officer of the Borrower indicating that no change has occurred with respect to such document;

          (c) Resolutions of its members, manager or board of managers (i) approving and authorizing the execution, delivery and performance of this Amendment, and (ii) approving and authorizing the execution, delivery and performance of the other Loan Documents to which it is a party and all transactions related thereto, in each case certified as of the Fourth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendments;

                                       9
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          (d)  Signature and incumbency certificates of its officers executing this Amendment; and

          (e) Such other instruments and documents in respect of such matters as Administrative Agent shall reasonably request.

     3.3 BORROWER'S SECURITY AND OTHER DOCUMENTS. The Borrower shall have duly authorized, executed and delivered to the Collateral Agent the Collateral Security Agreement Amendment in substantially the form of EXHIBIT B.

     3.4 REPRESENTATIONS AND WARRANTIES; DEFAULT; OFFICER'S CERTIFICATE. After giving effect to this Amendment, the representations and warranties set forth in
ARTICLE VI of the Agreement shall be true and correct, except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date, and no Event of Default or Unmatured Event of Default shall have occurred or be continuing and Administrative Agent shall have received a certificate executed by a Responsible Officer on behalf of Borrower, dated the Fourth Amendment Effective Date stating that, after giving effect to this Amendment, the representations and warranties set forth in ARTICLE VI of the Agreement are true and correct as of the date of the certificate, except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties shall be true and correct as of such specified date, that no Event of Default or Unmatured Event of Default has occurred and is continuing, and that the conditions of this
SECTION 3 hereof have been fully satisfied or waived.

     3.5 FEES. Borrower shall have paid to Administrative Agent and the Lenders all costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) payable to Administrative Agent and the Lenders to the extent then due, including, without limitation, pursuant to SECTION 5 of this Amendment.

     3.6 CORPORATE PROCEEDINGS. All corporate and legal proceedings and all instruments and agreements in connection with the execution and delivery of this Amendment shall be satisfactory in form and substance to Administrative Agent and the Required Lenders and Administrative Agent and all Lenders shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or certificates, if any, which Administrative Agent or such Lender reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or Governmental Authorities.

     Each Lender and the Administrative Agent hereby agrees that by its execution and delivery of its signature page hereto, such Person approves of and consents to each of the matters set forth in SECTION 3 which must be approved by, or which must be satisfactory to, the Required Lenders or such Person, as the case may be; PROVIDED that, in the case of any agreement or document which must be approved by, or which must be satisfactory to, the Required Lenders, Administrative Agent or Borrower shall have delivered a copy of such agreement or document to such Person if so requested on or prior to the Fourth Amendment Effective Date.

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     SECTION 4. REFERENCES TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement, as the case may be, in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

     Except as specifically amended above, the Credit Agreement, and the other Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or Administrative Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

     SECTION 5. FEES, COSTS AND EXPENSES. (a) Borrower agrees to pay a fee to the Administrative Agent on or prior to the Fourth Amendment Effective Date on behalf of each Lender which has executed and delivered this Amendment on or prior to 5:00 p.m. E.S.T. on March 15, 2002 equal to .125% times the sum of the Domestic Revolving Commitment, Multicurrency Revolving Commitment and outstanding Term Loans of such Lender as in effect under the Credit Agreement on the Fourth Amendment Effective Date, such fee to be due and payable on the Fourth Amendment Effective Date; and (b) Borrower also agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the negotiation, preparation, printing, typing, reproduction, execution and delivery of this Amendment and all other documents furnished pursuant hereto or in connection herewith, including without limitation, the reasonable fees and out-of-pocket expenses of Winston & Strawn, special counsel to Administrative Agent and any local counsel retained by Administrative Agent relative thereto or the reasonable allocated costs of staff counsel as well as the fees and out-of-pocket expenses of counsel, independent public accountants and other outside experts retained by Administrative Agent in connection with the administration of this Amendment.

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     SECTION 6. MISCELLANEOUS.

     6.1 EXECUTION IN COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart. Delivery of an executed signature page to this Amendment by telecopy shall be deemed to constitute delivery of an originally executed signature page hereto.

     6.2 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.


     6.3 HEADINGS. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

     6.4 INTEGRATION. This Amendment, the other agreements and documents executed and delivered pursuant to this Amendment and the Credit Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

     6.5 BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Agreement shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Administrative Agent and the Lenders and their respective successors and permitted assigns.


                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.





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                                    EXHIBIT A


                             SENIOR NOTES TERM SHEET




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                                    EXHIBIT B


                 AMENDMENT NO.1 TO COLLATERAL SECURITY AGREEMENT




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